Exhibit 99.1

Zimmer GmbH
P.O. Box
CH-8404 Winterthur

Phone +41 (0)52 262 60 70
	P.O. Box, 8404 Winterthur, Switzerland	Fax +41 (0)52 262 01 39
www.zimmer.com
ReGen Biologics, Inc.
For the attention of the President
545 Penobscot Drive
Redwood City, California 94063

From	Richard Fritschi
Telephone	+41-(0)52 262 72 89
E-mail	richard.fritschi@zimmer.com
Date	February 15, 2005
Subject	Resignation from Board of Directors

Dear Sirs:

I hereby resign as a member of the Board of Directors of ReGen Biologics, Inc., effective immediately.

Very truly yours,

Zimmer GmbH

/s/ R. Fritschi

Richard Fritschi